                                                                   EXHIBIT 8(h)


                               AMENDED SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                              Effective Date
----                                              --------------
Schwab International Index Fund                   July 21, 1993
Schwab Small-Cap Index Fund                       October 14, 1993
Schwab Asset Director-High Growth Fund            September 25, 1995
Schwab Asset Director-Balanced Growth Fund        September 25, 1995
Schwab Asset Director-Conservative Growth Fund    September 25, 1995
Schwab S&P 500 Fund-Investor Shares               February 28, 1996
Schwab S&P 500 Fund-e.Shares                      February 28, 1996
Schwab Analytics Fund                             May 21, 1996
Schwab OneSource Portfolios-International         September 2, 1996
Schwab OneSource Portfolios-Growth Allocation     October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation   October 13, 1996


                              SCHWAB CAPITAL TRUST

                              By:          /s/ William J. Klipp
                                  --------------------------------------------
                              Name:        William J. Klipp
                              Title:       Senior Vice President and
                                           Chief Operating Officer

                              CHARLES SCHWAB & CO., INC.

                              By:          /s/ Colleen M. Hummer
                                   -------------------------------------------
                              Name:        Colleen M. Hummer
                              Title:       Senior Vice President

                               AMENDED SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                                      FEES
           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS
            AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN
                                    ARREARS:

FUND                                                FEE
----                                                ---
Schwab International Index                          Five one-hundredths of one percent (.05%)
Fund                                                of the Fund's average daily net assets

Schwab Small-Cap Index                              Five one-hundredths of one percent (.05%)
Fund                                                of the Fund's average daily net assets

Schwab Asset Director-High                          Five one-hundredths of one percent (.05%)
Growth Fund                                         of the Fund's average daily net assets

Schwab Asset Director-                              Five one-hundredths of one percent (.05%)
Balanced Growth Fund                                of the Fund's average daily net assets

Schwab Asset Director-                              Five one-hundredths of one percent (.05%)
Conservative Growth Fund                            of the Fund's average daily net assets

Schwab S&P 500 Fund-                                Five one-hundredths of one percent (.05%)
Investor Shares                                     of the Fund's average daily net assets

Schwab S&P 500 Fund-                                Five one-hundredths of one percent (.05%)
e.Shares                                            of the Fund's average daily net assets

Schwab Analytics Fund                               Five one-hundredths of one percent (.05%)
                                                    of the Fund's average daily net assets.

Schwab OneSource                                    Five one-hundredths of one percent (.05%)
Portfolios-International                            of the Fund's average daily net assets.

Schwab OneSource                                    Five one-hundredths of one percent (.05%)
Portfolios-Growth                                   of the Fund's average daily net assets.
Allocation

Schwab OneSource                                    Five one-hundredths of one percent (.05%)
Portfolios-Balanced                                 of the Fund's average daily net assets.
Allocation

                                          SCHWAB CAPITAL TRUST

                                          By:          /s/ William J. Klipp
                                             -------------------------------
                                          Name:        William J. Klipp
                                          Title:       Senior Vice President and
                                                        Chief Operating Officer

                                          CHARLES SCHWAB & CO., INC.

                                          By:          /s/ Colleen M. Hummer
                                             -------------------------------
                                          Name:        Colleen M. Hummer
                                          Title:       Senior Vice President


                                      C-1